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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                    --------

                                November 5, 2004
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


NEVADA                               0-2172                       95-2018730
------                               ------                       ----------
(state or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                      Number)


                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (818) 982-1650
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              (Registrant's telephone number, including area code)


                                 (818) 765-5603
               ---------------------------------------------------
               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01      NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
               RULE OR STANDARD; TRANSFER OF LISTING

Flamemaster Corporation (NASDAQ "FAME") reported today that effective with the opening of trading on Monday, November 15, 2004, the Company's common Stock, would be de-listed from the NASDAQ Small Cap Market and that the Common Stock would thereafter be eligible for quotations on the OTC Bulletin Board. A copy of the press release is filed as Exhibit A to this Report and is incorporated herein by this reference.







ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Financial Statements of businesses acquired: None

               (b)  Proforma financial information: None

               (c)  Exhibits

                    Number                          Exhibit
                    ------                          -------
                      A                  Press release dated November 5, 2004









                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                FLAMEMASTER CORPORATION
                                                ------------------------------
                                                        (Registrant)

Date:  November 5, 2004
                                                JOSEPH MAZIN
                                                ------------------------------
                                                         (Signature)
                                                Joseph Mazin, President and
                                                Chairman and Chief Executive
                                                Officer